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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of NaviSite, Inc. (the "Company") for the fiscal year ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Arthur P. Becker, Chief Executive Officer and President of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 28, 2005                 By: /s/ Arthur P. Becker
                                           -------------------------------------
                                           Arthur P. Becker
                                           Chief Executive Officer and President